EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, MaryAnne McAdams, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of RX Scripted, Inc. on Form 10-Q for the fiscal quarter ended July 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of RX Scripted, Inc.

Date:  September 14, 2009

By: /s/ MaryAnne McAdams
MaryAnne McAdams,
Chief Executive Officer (Principal Executive Officer) and
Principal Accounting Officer